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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 2001


                   FREEPORT-MCMORAN OIL AND GAS ROYALTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           TEXAS                                        1-8581                                 72-6108468
(STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NUMBER)                      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                                                           IDENTIFICATION NUMBER)



  THE CHASE MANHATTAN BANK, TRUSTEE
      700 Lavaca 5th Floor
         Austin, Texas                                  77002
(Address of Principal Executive Offices)             (Zip Code)


       Registrant's Telephone Number, Including Area Code: (512) 479-2562



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Exhibit 99 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99               Press Release Dated October 11, 2001





                                       1
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FREEPORT-McMoRan OIL AND GAS
                                     ROYALTY TRUST


                                     By: THE CHASE MANHATTAN BANK,
                                         Trustee


                                     By:           /s/ MIKE ULRICH
                                          -----------------------------------
                                                      Mike Ulrich
                                            Vice President and Trust Officer


October 25, 2001


                                       2

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                                  EXHIBIT INDEX


Exhibit
Number                   Exhibit Description
--------                 -------------------
  99               Press Release Dated October 11, 2001